UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2009
Date of Report (Date of earliest event reported):

PANSOFT COMPANY LIMITED
(Exact name of registrant as specified in charter)

British Virgin Islands	001-34168	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3/F Qilu Software Park Building Jinan Hi-Tech Zone Jinan, Shandong, People’s Republic of China 250101
(Address of principal executive offices)

+86-531-88871166
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

    On August 14, 2009, the Company issued a press release relating to its financial results for the second quarter of fiscal 2009. A copy of this release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits

(d)	Exhibits
	99.1	Press release, dated August 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2009	PANSOFT COMPANY LIMITED

	By:	/s/ Allen Zhang
Allen Zhang, Interim Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits
	99.1	Press release, dated August 14, 2009.